April 29, 2011

Summary Prospectus

BlackRock FundsSM | Investor and Institutional Shares

}  BlackRock China Fund

Fund	Investor A Shares	Investor C Shares	Institutional Shares

BlackRock China Fund	BACHX	BCCHX	BICHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 29, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock China Fund

Investment Objective

The investment objective of the BlackRock China Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 18 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-57 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a	Investor A	Investor C	Institutional
percentage of the value of your investment)	Shares	Shares	Shares

Management Fee	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses[3]	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses	1.72%	2.47%	1.47%

Fee Waivers and/or Expense Reimbursements[4]	—	—	—

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements[4]	1.72%	2.47%	1.47%

1	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

2	There is no CDSC on Investor C Shares after one year.

3	Other Expenses are based on estimated amounts for the current fiscal year.

4	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 31-35, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.90% of average daily net assets (for Investor A Shares), 2.65% of average daily net assets (for Investor C Shares) and 1.65% of average daily net assets (for Institutional Shares) until February 1, 2012. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Investor A Shares	$691	$1,038

Investor C Shares	$350	$ 770

Institutional Shares	$150	$ 465

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years

Investor C Shares	$250	$ 770

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities of companies domiciled, or exercising the predominant part of their economic activity, in China, including its special administrative regions such as Hong Kong, or in instruments with similar economic characteristics. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stocks. A company may be deemed to exercise a predominant part of its activity in China if (i) shares of such company are principally traded in China, (ii) such company derives at least 50% of its revenues or profits from China, or (iii) such company has at least 50% of its assets in China.

Fund management anticipates that at least 70% of the Fund’s total assets will be invested in shares designated H shares or Red Chip shares, both of which are listed on the Hong Kong Stock Exchange. H shares are issued by companies that are incorporated in China. Red Chip shares are issued by companies based in China but incorporated internationally.

The Fund also invests in securities listed on the Shanghai and Shenzhen Stock Exchanges. These securities are divided into two classes of shares: A shares, ownership of which is restricted to Chinese investors and to certain foreign investors under the Qualified Foreign Institutional Investor structure, and B shares, which may be owned by both Chinese and foreign investors. The Fund’s exposure to the A shares market will be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Fund expects to gain exposure to the B shares market through direct investments in securities listed on the Shanghai and Shenzhen Stock Exchanges.

The Fund has a value orientation, although Fund management recognizes that this style will underperform at certain periods in the cycle and has the flexibility to adjust style risk accordingly. Fund management is based on fundamental analysis, although it makes use of quantitative inputs. The fundamental analysis focuses on company specifics, such as valuation, earnings sustainability, earnings revision and cash flow analysis. The quantitative inputs include a multi-factor screen and price action criteria.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

  Chinese Investment Risk — China. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Significant price swings may disrupt the investment strategy of the Fund. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or conflicts with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.
Hong Kong. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by a quasi-constitution known as the “Basic Law,” which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. Attempts by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments. Hong Kong’s primary economic sectors, such as real estate, tourism, retail and finance, are volatile. The economy of Hong Kong may be significantly affected by developments in China and elsewhere in Asia and the United States, including decreasing imports or changes in the trade policies of Hong Kong’s trading partners.

Tax. The tax laws and regulations in the People’s Republic of China (the “PRC”) are subject to change, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

  Depositary Receipts Risk — The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Risks of Investing in Participation Notes — Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, participation notes are subject to counterparty risk. Participation notes may be considered illiquid.

  Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

  Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

—

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries

—

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws

—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments

  Geographic Concentration Risk — The Fund will invest primarily in securities of companies domiciled, or exercising the predominant part of their economic activity, in China. Because the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in China will have a significant impact on its investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

  Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
  This means you may lose money.

Performance Information

The Fund has not commenced operations, and therefore does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark indexes are the MSCI China Index China 10/40 and the MSCI Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Jing Ning, CFA	2011	Director of BlackRock (Hong Kong) Limited

All investment advice given by a portfolio manager of BlackRock (Hong Kong) Limited is provided through and under the supervision of BlackRock.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares

Minimum Initial Investment	$1,000 for all accounts except:	$2 million for institutions and individuals.
•$250 for certain fee-based programs.
	•$100 for retirement plans.	Institutional Shares are available to
	•$50, if establishing Automatic	clients of registered investment advisors
	Investment Plan (“AIP”).	who have $250,000 invested in the Fund.

Minimum Additional Investment	$50 for all accounts except certain	No subsequent minimum.
retirement plans and payroll deduction
programs may have a lower minimum.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

* * *

The Fund’s prospectus and statement of additional information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.

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INVESTMENT COMPANY ACT FILE # 811-05742 © BlackRock Advisors, LLC SPRO-CF-0411